Vanguard Emerging Markets Bond Fund

Supplement to the Prospectus Dated January 26, 2017

Vanguard Emerging Markets Bond Fund is not presently available for investment. As a result, shares of the Fund cannot be purchased or redeemed through our website (vanguard.com), and certain information and reports about the Fund are not available on our website (vanguard.com).

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 1431 012017

Vanguard Malvern Funds

Supplement to the Statement of Additional Information Dated January 26, 2017

Vanguard Emerging Markets Bond Fund is not presently available for investment. As a result, certain information and reports about Vanguard Emerging Markets Bond Fund are not available on our website (vanguard.com).

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 78A 012017